UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                October 24, 2006
                        -----------------------------
                Date of report (Date of earliest event reported)


                       Universal Insurance Holdings, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            000-20848                   65-0231984
-----------                         ---------                   --------------
(State or other jurisdiction        (Commission file number)    (IRS Employer
of incorporation or organization)                               Identification
                                                                No.)

       1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:   (954) 958-1200
                                                      --------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01      Other Events
               ------------

On October 24, 2006, Universal Insurance Holdings, Inc. (the "Company") announced that its board of directors approved a dividend on the Company's Common Stock. The announcement, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.

ITEM 9.01      Financial Statements and Exhibits
               ---------------------------------

(c) Exhibits:

99.1     Press Release, dated October 24, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





     Date: November 6, 2006          UNIVERSAL INSURANCE HOLDINGS, INC.


                                     By:  /s/  Bradley I. Meier
                                          ------------------------------
                                          Bradley I. Meier
                                          President and Chief Executive
                                          Officer